                           GREEN TREE FINANCIAL CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1998 between the Company and First Trust National Association, as Trustee of Home Improvement and Home Equity Trust 1998-F (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of January, 1999.

                                          GREEN TREE FINANCIAL CORP.




                                          BY: /s/ Phyllis A. Knight
                                              ----------------------------
                                              Phyllis A. Knight
                                              Senior Vice President and
                                              Treasurer

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER




The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1998 between the Company and First Trust (N.A), as Trustee of Home Improvement and Home Equity Loan Trust 1998-F (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 1998 to December 31, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of January, 1999.

                                          GREEN TREE FINANCIAL CORP.




                                          BY: /s/ Phyllis A. Knight
                                              ----------------------------
                                              Phyllis A. Knight
                                              Senior Vice President and
                                              Treasurer

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - F
                                 MONTHLY REPORT
                                  DECEMBER 1998

                                         Distribution Date:           1/15/99
                                                     CUSIP#       393505 R87,R95
                                                                 S29,S37,S45,S52
                                             Trust Account:         3337198-0

    1. Amount Available                                          $9,901,851.39
                                                                 -------------

    2. Note Insurance Policy
       (a) Shortfall                                             $        0.00
                                                                 -------------
       (b) Insured Payment                                       $        0.00
                                                                 -------------

    3. Monthly Servicing Fee (if Green Tree is not the Servicer)
       (up to 1/12 of 0.75% of Pool Scheduled Principal Balance) $        0.00
                                                                 -------------

    4. Premium Amount                                            $        0.00
                                                                 -------------

Interest
--------

       Class A
       -------

    5. Class A-1 Interest Rate (6.62%)
       (a) Class A-1 Interest Amount                             $  676,564.00
                                                                 -------------
       (b) Unpaid Class A-1 Interest Shortfall                   $        0.00
                                                                 -------------
       (c) Class A-1 Interest Paid                               $        0.00
                                                                 -------------
       (d) Class A-1 Interest Carryover Shortfall                $        0.00
                                                                 -------------

    6. Class A-2 Interest Rate (6.62%)
       (a) Class A-2 Interest Amount                             $  274,854.13
                                                                 -------------
       (b) Unpaid Class A-2 Interest Shortfall                   $        0.00
                                                                 -------------
       (c) Class A-2 Interest Paid                               $        0.00
                                                                 -------------
       (d) Class A-2 Interest Carryover Shortfall                $        0.00
                                                                 -------------

       Class M-1
       ---------

    7. Interest on Class M-1 Adjusted Principal Balance
       (a) Class M-1 Adjusted Principal Balance                  $        0.00
                                                                 -------------
       (b) Class M-1 Interest Rate (7.43%)
       (c) Class M-1 Interest Amount                             $   74,532.19
                                                                 -------------
       (d) Unpaid Class M-1 Interest Shortfall                   $        0.00
                                                                 -------------
       (e) Class M-1 Interest Paid                               $        0.00
                                                                 -------------
       (f) Class M-1 Interest Carryover Shortfall                $        0.00
                                                                 -------------

       Class M-2
       ---------

    8. Interest on Class M-2 Adjusted Principal Balance
       (a) Class M-2 Adjusted Principal Balance                  $        0.00
                                                                 -------------
       (b) Class M-2 Interest Rate (8.16%)
       (c) Class M-2 Interest Amount                             $  107,100.00
                                                                 -------------
       (d) Unpaid Class M-2 Interest Shortfall                   $        0.00
                                                                 -------------
       (e) Class M-2 Interest Paid                               $        0.00
                                                                 -------------
       (f) Class M-2 Interest Carryover Shortfall                $        0.00
                                                                 -------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - F
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 2

                                         Distribution Date:           1/15/99
                                                     CUSIP#       393505 R87,R95
                                                                 S29,S37,S45,S52
                                             Trust Account:         3337198-0


       Class B-1
       ---------

    9. Interest on Class B-1 Adjusted Principal Balance
       (a) Class B-1 Adjusted Principal Balance                        $         0.00
                                                                       --------------
       (b) Class B-1 Interest Rate (8.99%)
       (c) Class B-1 Interest Amount                                   $    92,709.38
                                                                       --------------
       (d) Unpaid Class B-1 Interest Shortfall                         $         0.00
                                                                       --------------
       (e) Class B-1 Interest Paid                                     $         0.00
                                                                       --------------
       (f) Class B-1 Interest Carryover Shortfall                      $         0.00
                                                                       --------------

Principal
---------

   10. Group I Formula Principal Distribution Amount

       (a) Scheduled Principal                          $  554,703.26
                                                        -------------
       (b) Principal Prepayments                        $3,620,486.40
                                                        -------------
       (c) Liquidated Contracts                         $        0.00
                                                        -------------
       (d) Repurchases                                  $        0.00
                                                        -------------
       (e) Previously undistributed (a)-(d) amounts     $        0.00
                                                        -------------

                            Total Principal                            $ 4,175,189.66
                                                                       --------------

   11. Group 2 Formula Principal Distribution Amount

       (a) Scheduled Principal                          $   71,354.91
                                                        -------------
       (b) Principal Prepayments                        $1,125,655.93
                                                        -------------
       (c) Liquidated Contracts                         $        0.00
                                                        -------------
       (d) Repurchases                                  $        0.00
                                                        -------------
       (e) Previously undistributed (a)-(d) amounts     $        0.00
                                                        -------------

                            Total Principal                            $ 1,197,010.84
                                                                       --------------

   12. Senior Percentage                                                      100.00%
                                                                       --------------

   13. Senior Formula Principal Distribution Amount                    $         0.00
                                                                       --------------
       (a) Senior Percentage of Formula Principal Distribution
           Amount plus                                                 $         0.00
                                                                       --------------
       (b) Class B Floor Reduction Amount                              $         0.00
                                                                       --------------

       Class A Principal
       -----------------

   14. Amount Available less prior distributions                       $ 8,676,091.69
                                                                       --------------

   15. Class A Formula Principal Distribution Amount                   $         0.00
                                                                       --------------

   16. Class A Principal Distribution Amount

       (a) Class A-1 Principal Paid                                    $ 4,175,189.66
                                                                       --------------
       (b) Class A-2 Principal Paid                                    $ 1,197,010.84
                                                                       --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - F
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 3

                                         Distribution Date:           1/15/99
                                                     CUSIP#       393505 R87,R95
                                                                 S29,S37,S45,S52
                                             Trust Account:         3337198-0



   17. Class A Principal Balance (after distributions of principal on current
       Payment Date)

       (a) Class A-1 Principal Balance                                                    $41,104,810.34
                                                                                          --------------
       (b) Class A-2 Principal Balance                                                    $98,447,989.16
                                                                                          --------------

       Note Insurer
       ------------

   18. Reimbursement Amount to Note Insurer                                               $         0.00
                                                                                          --------------

       Class M-1 Principal
       -------------------

   19. Remaining Amount Available                                                         $ 3,303,891.19
                                                                                          --------------

   20. Class M-1 Formula Principal Distribution Amount                                    $         0.00
                                                                                          --------------

   21. Class M-1 Principal Distribution Amount                                            $         0.00
                                                                                          --------------

   22. Class M-1 Principal Balance (after distributions of principal on current
       Payment Date)                                                                      $24,075,000.00
                                                                                          --------------

       Class M-2 Principal
       -------------------

   23. Remaining Amount Available                                                         $ 3,303,891.19
                                                                                          --------------

   24. Class M-2 Formula Principal Distribution Amount                                    $         0.00
                                                                                          --------------

   25. Class M-2 Principal Distribution Amount                                            $         0.00
                                                                                          --------------

   26. Class M-2 Principal Balance (after distributions of principal on current
       Payment Date)                                                                      $31,500,000.00
                                                                                          --------------

       Class B Principal Distribution Tests
       ------------------------------------
       (tests must be satisfied on and after the Payment Date occurring in January 2003)

   27. Average Sixty-Day Deliquency Ratio Test

       (a) Sixty-Day Delinquency Ratio for current Payment Date                                     0.06%
                                                                                          --------------
       (b) Average Sixty-Day Delinquency Ratio Test (arithmetic average of
           of ratios for this month and two preceding months; may not exceed 4.5%)                  0.06%
                                                                                          --------------

   28. Average Thirty-Day Delinquency Ratio Test

       (a) Thirty-Day Delinquency Ratio for current Payment Date                                    0.59%
                                                                                          --------------
       (b) Average Thirty-Day Delinquency Ratio Test (arithmetic average of
           ratios for this month and two preceding months; may not exceed 7.5%)                     0.59%
                                                                                          --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - F
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 4

                                         Distribution Date:           1/15/99
                                                     CUSIP#       393505 R87,R95
                                                                 S29,S37,S45,S52
                                             Trust Account:         3337198-0


   29. Cumulative Realized Losses Test

       (a)  Cumulative Realized Losses for current Payment Date                              0.00%
                                                                                   --------------
       (b)  Cumulative Realized Loss Ratio (Cumulative Realized Losses
              divided by Cut-off Date Pool Principal Balance: may not exceed 13%.)           0.00%
                                                                                   --------------

   30. Current Realized Losses Test

       (a)  Current Realized Losses for current Payment Date                       $         0.00
                                                                                   --------------
       (b) Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balance for third preceding
           Payment Date and for current Payment Date; may not exceed 5.0%)                   0.00%
                                                                                   --------------

   31. Class B Principal Balance Test

       (a) Class B Principal Balance (before any distributions on current
           Payment Date) divided by Pool Scheduled Principal Balance for
           prior Payment Date (must equal or exceed 22%)                                    11.00%
                                                                                   --------------

   32. Class B Percentage                                                                    0.00%
                                                                                   --------------

       Class B-1 Principal
       -------------------

   33. Amount Available less all prior distributions                               $ 3,303,891.19
                                                                                   --------------

   34. Class B-1 Formula Principal Distribution Amount                             $         0.00
                                                                                   --------------

   35. Class B-1 Principal Distribution Amount                                     $         0.00
                                                                                   --------------

   36. Class B-1 Principal Balance (after distributions of principal on current
       Payment Date)                                                               $24,750,000.00
                                                                                   --------------

       Liquidation Loss Interest; Total Distribution

       Class M-1
       ---------

   37. (a) Amount Available less all prior distributions                           $         0.00
                                                                                   --------------
       (b) Class M-1 Formula Liquidation Loss Interest Distribution Amount         $         0.00
                                                                                   --------------
       (c) Amount applied to Unpaid Class M-1 Liquidation Loss Interest Shortfall  $         0.00
                                                                                   --------------
       (d) Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfall          $         0.00
                                                                                   --------------

   38. Amount by which Class M-1 Formula Distribution Amount (lines 15(c) and (d),
       28, 45(b)) exceeds Class M-1 Distribution Amount (lines 15(e), 29, 45(c))   $         0.00
                                                                                   --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - F
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 5

                                         Distribution Date:           1/15/99
                                                     CUSIP#       393505 R87,R95
                                                                 S29,S37,S45,S52
                                             Trust Account:         3337198-0

       Class M-2 Notes
       ---------------

   39. (a) Amount Available less all prior distributions                           $         0.00
                                                                                   --------------
       (b) Class M-2 Formula Liquidation Loss Interest Distribution Amount         $         0.00
                                                                                   --------------
       (c) Amount applied to Unpaid Class M-2 Liquidation Loss Interest Shortfall  $         0.00
                                                                                   --------------
       (d) Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfall          $         0.00
                                                                                   --------------

   40. Amount by which Class M-2 Formula Distribution Amount (lines 16(c) and (d),
       32, 47(b)) exceeds Class M-2 Distribution Amount (lines 16(e), 33, 47(c))   $         0.00
                                                                                   --------------

       Class B-1
       ---------

   41. (a) Amount Available less all prior distributions                           $         0.00
                                                                                   --------------
       (b) Class B-1 Formula Liquidation Loss Interest Distribution Amount         $         0.00
                                                                                   --------------
       (c) Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall  $         0.00
                                                                                   --------------
       (d) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall          $         0.00
                                                                                   --------------

   42. Amount by which Class B-1 Formula Distribution Amount (lines 17(c) and (d),
       42, 49(b)) exceeds Class B-1 Distribution Amount (lines 17(e), 43, 49(c))   $         0.00
                                                                                   --------------

       Class B-2
       ---------

   43. Amount Available less all prior distributions                               $ 3,303,891.19
                                                                                   --------------

       Interest

   44. Class B-2 Interest Rate (10.08%)
       (a) Class B-2 Interest Amount                                               $   103,950.00
                                                                                   --------------
       (b) Unpaid Class B-2 Interest Shortfall                                     $         0.00
                                                                                   --------------
       (c) Class B-2 Interest Paid                                                 $         0.00
                                                                                   --------------
       (d) Class B-2 Interest Carryover Shortfall                                  $         0.00
                                                                                   --------------

       Principal

   45. Amount Available after prior distributions                                  $ 3,199,941.19
                                                                                   --------------

   46. Class B-2 Formula Principal Distributions Amount                            $         0.00
                                                                                   --------------

   47. Class B-2 Liquidation Loss Principal Amount                                 $         0.00
                                                                                   --------------

   48. Guaranty Payment                                                            $         0.00
                                                                                   --------------

   49. Class B-2 Principal Distribution Amount                                     $         0.00
                                                                                   --------------

   50. Class B-2 Principal Balance (after distributions of principal on current
       Payment Date)                                                               $24,750,000.00
                                                                                   --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - F
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 6

                                         Distribution Date:           1/15/99
                                                     CUSIP#       393505 R87,R95
                                                                 S29,S37,S45,S52
                                             Trust Account:         3337198-0


   51. Amount by which Class B-2 Formula Distribution Amount (lines 52(b) and (c),
       54, and 55) exceeds Class B-2 Distribution Amount (lines 52(d) and 57)      $          0.00
                                                                                   ---------------

   52. Monthly Servicing Fee (if Company is Servicer)                              $    281,250.00
                                                                                   ---------------

       Supplementary Principal Distribution
       ------------------------------------

       Class A
       -------

   53. Supplementary Principal Distribution Amount                                 $          0.00
                                                                                   ---------------

       (a) Class A-1                                                               $          0.00
                                                                                   ---------------
       (b) Class A-1 Principal Balance (after payment of(a))                       $          0.00
                                                                                   ---------------
       (c) Class A-2                                                               $          0.00
                                                                                   ---------------
       (d) Class A-2 Principal Balance (after payment of(c))                       $          0.00
                                                                                   ---------------

   54. Supplementary Principal Distribution Test; to be "satisfied,"
       Cumulative Realized Loss Ratio (line 37(b)) may not exceed the following ratio:

           Payment Date                                            Ratio
           ------------                                            -----

           On or before December 1999                               8.0%

           After December 1999 and
           On or before December 2000                              12.0%

           After December 2000                                     17.0%

   55. Additional Monthly Servicing Fee (portion, if any, in excess of
       1/12 of 0.75% of Pool Scheduled Principal Balance; Company or
       Affiliate not Servicer)                                                     $  2,918,691.19
                                                                                   ---------------

       Certificate Distribution Amount

   56. Amount Available remaining after prior distributions                        $          0.00
                                                                                   ---------------

Class A, Class M, Class B Notes
-------------------------------

   57. Pool Scheduled Principal Balance                                            $444,627,799.50
                                                                                   ---------------

   58. Pool Factor                                                                       .98806178
                                                                                   ---------------

   59. Note Pool Factors

       (a) Class A-1 Pool Factor                                                         .98297786
                                                                                   ---------------
       (b) Class A-2 Pool Factor                                                         .98798725
                                                                                   ---------------
       (c) Class M-1 Pool Factor                                                        1.00000000
                                                                                   ---------------
       (d) Class M-2 Pool Factor                                                        1.00000000
                                                                                   ---------------
       (e) Class B-1 Pool Factor                                                        1.00000000
                                                                                   ---------------
       (f) Class B-2 Pool Factor                                                        1.00000000
                                                                                   ---------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - F
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 7

                                         Distribution Date:           1/15/99
                                                     CUSIP#       393505 R87,R95
                                                                 S29,S37,S45,S52
                                             Trust Account:         3337198-0

   60. Contracts Delinquent by number and aggregate Scheduled Principal Balance:

       (a) 30-59 days              2,353,127.49       115
                                   ------------     -------
       (b) 60-89 days                269,530.17       13
                                   ------------     -------
       (c) 90 or more days                 0.00        0
                                   ------------     -------

   61. Defaulted Contracts, by number and Scheduled Principal Balance:

       (a) That became Defaulted Contracts during related Due Period
                                                                        #  0      $0.00
                                                                         ------   -----

       (b) As of last day of related Due Period                         #  0      $0.00
                                                                         ------   -----

       (c) That became Liquidated Contracts during related Due Period
                                                                        #  0      $0.00
                                                                         ------   -----

       (d) Net Liquidation Losses                                       #  0      $0.00
                                                                         ------   -----

       (e) In Foreclosure                                               #  0      $0.00
                                                                         ------   -----

       (f) Foreclosure completed during related Due Period
                                                                        #  0      $0.00
                                                                         ------   -----

       (g) Foreclosed upon and held by Servicer                         #  0      $0.00
                                                                         ------   -----

   62. Servicer Termination Test; to be "satisfied,"

       (a) the Average Sixty-Day Delinquency Ratio may not exceed 7.5%             0.00%
                                                                                  -----
       (b) the sum of the Realized Losses for the preceding twelve Payment
           Dates may not exceed 7.5% of the Pool Scheduled Principal
           Balance as of the first Payment Date in such 12-month period, and

       (c) the Cumulative Realized Loss Ratio (line 37(b)) may not exceed the following ratio:

           Payment Date                                            Ratio
           ------------                                            -----
           On or before December 1999                               8.0%

           After December 1999 and
           On or before December 2000                              12.0%

           After December 2000 and                                 15.0%
           On or before December 2001

           After December 2001 and                                 18.0%
           On or before December 2002

           After December 2002                                     21.0%

       Please contact the Bondholder Relations Department of U.S. Bank Trust
       National Association at (612) 973-5800 with any questions regarding this Statement or your Distribution.
